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                                                                   Exhibit 10.21




                   FIRST AMENDMENT TO STOCK ISSUANCE AGREEMENT

         THIS FIRST AMENDMENT TO STOCK ISSUANCE AGREEMENT (this "AMENDMENT"), dated as of July 9, 1999, between WARREN ROTHSTEIN ("ROTHSTEIN") and WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation ("WWWX").

                                   BACKGROUND

         The parties have entered into a Stock Issuance Agreement, dated December 1, 1998 governing the terms and conditions under which WWWX is to issue shares of its common stock to Rothstein (the "STOCK ISSUANCE AGREEMENT"; capitalized terms used but not defined herein have the respective meanings set forth in the Stock Issuance Agreement).

         Simultaneous with the execution of this Amendment, (a) WWWX is entering into an Agreement to acquire The Intrac Group, a Nevada corporation and (b) WWWX, Rothstein, and the shareholders of The Intrac Group are entering into a Term Sheet for a Shareholders Agreement for ATM Service, Ltd. (collectively the "INTRAC TRANSACTIONS")

         In connection with the Intrac Transactions, the parties wish to amend the Stock Issuance Agreement.

                                    AGREEMENT

         In consideration of the premises and agreements contained in this Amendment, the parties to this Amendment agree as follows:

         SECTION 1. AMENDMENTS TO STOCK ISSUANCE AGREEMENT. Effective as of the date of this Amendment, the Stock Issuance Agreement is hereby amended as follows:

         (a) Section 1.1(a) is amended by replacing "5,000,000" in such section with "4,000,000".

         (b) Section 1.1(b) is deleted in its entirety.

         (c) Section 1.5 is deleted in its entirety. INITIALS [MN] [WR]

         (d) Section 2.1 is deleted in its entirety and replaced with "Reserved".

         (e) Sections 2.2, 2.3, 2.4, and 2.5 are deleted in their entirety.

         SECTION 2. ISSUANCE OF SHARE CERTIFICATE. On the closing of the Intrac Transactions, WWWX will issue a share certificate representing 4,000,000 shares of common stock in the name of Warren Rothstein.


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         SECTION 3. REFERENCE TO AND EFFECT ON THE STOCK ISSUANCE AGREEMENT. (a)
Effective as of the date of this Amendment, each reference in the Stock Issuance Agreement to "this Agreement", "hereunder", "hereof", and "herein", or words of like import referring to in the Stock Issuance Agreement shall mean and be a reference to the Stock Issuance Agreement as amended by this Amendment.

         (b) Except as specifically amended in this Amendment, the Stock Issuance Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The execution, delivery, and effectiveness of this Amendment is limited as precisely as written and, except as expressly provided in this Amendment, may not be deemed to be a consent to any waiver or modification of any other term or condition of the Stock Issuance Agreement or any of the instruments or documents referred to in the Stock Issuance Agreement.

         SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ALL RESPECTS UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS.


                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.


                                                                   INITIALS [WR]
                                                                            [MN]


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IN WITNESS WHEREOF, each of the parties to this Amendment have executed this
Amendment as of the date first written above.



                              //s// W. Rothstein
                              --------------------------------
                              WARREN ROTHSTEIN


                              WORLDWIDE WEB NETWORX
                              CORPORATION

                              By //s// Michael E. Norton
                              --------------------------------
                              Name: Michael E. Norton
                              Title: Vice President and Chief Financial Officer